EXHIBIT 10.2



                               20 SEPTEMBER, 2005

                              TREND MINING COMPANY

                                  (AS CHARGOR)

                                       AND

                            PACIFIC RIM MINING CORP.

                                  (AS CHARGEE)

                               CHARGE OVER SHARES

                                       IN

                                 DMC CAYMAN INC.

                                MAPLES AND CALDER


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                        CHARGE OVER SHARES AND ASSIGNMENT

THIS CHARGE AND ASSIGNMENT is made on 20 September, 2005

BETWEEN:

(1) TREND MINING COMPANY, a corporation organized and existing under the laws of Delaware (the "CHARGOR"); and

(2)      PACIFIC RIM MINING CORP., a British Columbia company (the "CHARGEE").

WHEREAS:

(A) Pursuant to the Agreement (as defined below), the Chargor has acquired the Purchased Assets (as defined in the Agreement) subject to the terms and conditions set out in the Agreement.

(B) Pursuant to sub-section 2.4(b) of the Agreement, the Chargor hereby enters into this charge over shares in the Company.


IT IS AGREED as follows:


1        DEFINITIONS AND INTERPRETATION

1.1 In this Charge (except where the context otherwise requires) the following words and expressions shall have the following meanings:

         "AGREEMENT"       means the  share  purchase  agreement  made as of 20
                           September, 2005 between the Chargor and the Chargee;



         "BUSINESS DAY"    means any day which is not a Saturday  or Sunday or a
                           public holiday in the place at or to which the notice is left or sent;


         "CHARGED SHARES"  means  the  Initial  Shares  and all  and  any  other shares, warrants and other securities of any kind (including loan capital) of the Company now or at any time in the future beneficially owned by the Chargor or in which the Chargor has any interest and all rights, benefits and advantages now or at any time in the future deriving from or incidental to any of the Charged Shares, including:

                           (a) all dividends, interest and other income paid or payable in relation to any Charged Shares; and

                           (b) all shares, securities, rights, monies or other property accruing, offered or issued at any time by way of redemption, conversion, exchange, substitution, preference, option or otherwise in respect of any Charged Shares (including but not limited to proceeds of sale);

         "COMPANY"                  means DMC Cayman Inc.,  an exempted  company
                                    incorporated in the Cayman Islands;
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         "ENFORCEMENT NOTICE"       means an  enforcement  notice  served by the
                                    Chargee on the Chargor;

         "INITIAL SHARES"           means the  securities  listed in  Schedule 1
                                    which are all registered in the name of the Chargor;

         "PACRIM LOAN"              has the meaning given in the Agreement;


         "PROMISSORY NOTE"          means  the   promissory   note  made  on  20
                                    September, 2005 by the Chargor in favour of the Chargee;

         "PROJECT ENCUMBRANCE"      has the meaning given in the Agreement;


         "RECEIVER"                 has the meaning given to it in Clause 9;


         "SECURED OBLIGATIONS"      means all and any amounts of any kind now or
                                    in the future, actual or contingent,  due or
                                    payable (or  expressed to be due or payable)
                                    by the Chargor or the Company to the Chargee
                                    in any currency,  actually or  contingently,
                                    solely and/or jointly and/or  severally with
                                    another or others, as principal or surety on
                                    any   account   whatsoever   under   or   in
                                    connection    with   the   Agreement,    the
                                    Promissory  Note  and  this  Charge  or as a
                                    consequence of any breach,  non-performance,
                                    disclaimer or  repudiation by the Chargor of
                                    any of its  obligations  under this  Charge,
                                    the  Agreement,   the  Promissory   Note  or
                                    otherwise  and  references  to  the  Secured
                                    Obligations include references to any part of them;


         "SECURITY INTEREST"        means any mortgage,  charge,  pledge,  lien,
                                    encumbrance,   right   of  set  off  or  any
                                    security  interest,   howsoever  created  or
                                    arising; and


         "TERMINATION EVENT"        means any breach of, or a termination event,
                                    or event of default under the Agreement, the Promissory Note or this Charge.

1.2      In this Charge:

         1.2.1 any reference to a Recital, Clause or Schedule is to the relevant Recital, Clause or Schedule of or to this Charge and any reference to a sub-clause or paragraph is to the relevant sub-clause or paragraph of the Clause or Schedule in which it appears;

         1.2.2 the clause headings are included for convenience only and shall not affect the interpretation of this Charge;

         1.2.3    use of the singular includes the plural and vice versa;

         1.2.4    use of any gender includes the other genders;

         1.2.5 any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms; and
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         1.2.6    references to any document or agreement are to be construed as references  to such  document or  agreement as is in force for
                  the  time   being  and  as   amended,   varied   supplemented,
                  substituted or novated from time to time.

1.3 The Recitals and Schedules form part of this Charge and shall have effect as if set out in full in the body of this Charge and any reference to this Charge includes the Recitals and Schedules.

2        COVENANT TO PAY

The Chargor covenants with the Chargee that it will on demand pay and discharge each of the Secured Obligations when due to the Chargee.

3        PRIORITY OF MORTGAGES AND CHARGES

Notwithstanding any other provision of this Charge, this Charge shall rank behind any Project Encumbrance granted by the Chargor over the Shares. The provisions of this Charge shall be subject to any contrary provisions in documents creating any Project Encumbrance which shall prevail in the event of any inconsistency, PROVIDED THAT the rights of the Chargee under this Charge shall not be disturbed any more than is necessary to enable the Project Encumbrance to rank ahead of this Charge.

4        CHARGE

4.1 The Chargor hereby charges by way of first fixed charge as a continuing security for the payment and discharge of the Secured Obligations, all its right, title, interest and benefit present and future in, to and under the Charged Shares subject to the provisions for release of this Charge set out below.

4.2 Subject to Clauses 4.3 and 4.4, on the irrevocable and unconditional payment or discharge by or on behalf of the Chargor of the Secured Obligations in full, the Chargee shall, at the request and cost of the Chargor, release this Charge.

4.3 Any receipt, release or discharge of any security created by this Charge or of any liability arising under this Charge may be given by any one of Catherine McLeod-Seltzer, Thomas Shrake or Kathryn A. Church in accordance with the provisions of this Charge and shall not release or discharge the Chargor from any liability to the Chargee for the same or any other monies which may exist independently of this Charge. Where such receipt, release or discharge relates to only part of the Secured Obligations such receipt, release or discharge shall not prejudice or affect any other part thereof nor any of the rights and remedies of the Chargee hereunder or under the Agreement or the Promissory Note nor any of the obligations of the Chargor under this Charge or under the Agreement or the Promissory Note.

4.4 Any release, discharge or settlement between the Chargor and the Chargee shall be conditional upon no security, disposition or payment to the Chargee or any other person being void, set aside or ordered to be refunded pursuant to any enactment or law relating to liquidation, administration or insolvency or for any other reason whatsoever and if such condition is not fulfilled the Chargee shall be entitled to enforce this Charge as if such release, discharge or settlement had not occurred and any such payment not been made.
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5        COVENANTS BY THE CHARGOR

The Chargor covenants that, for so long as any Secured Obligations remain outstanding:

5.1 it shall deliver to the Chargee as security in accordance with the terms of this Charge the following (on the date hereof) in form and substance acceptable to the Chargee:

         5.1.1 a memorandum signed by a director of the Company concerning the endorsement of a note of this Charge on the Register of Members of the Company;

         5.1.2    a notice of charge addressed by the Chargor to the Company.

5.2 it shall promptly pay (and shall indemnify the Chargee on demand against) all calls, instalments and other payments which may be made or become due in respect of the Charged Shares and so that, in the event of default by the Chargor, the Chargee may do so on behalf of the Chargor;

5.3      it shall not, except with the written consent of the Chargee:

         5.3.1 create or permit to exist over all or part of the Charged Shares (or any interest therein) any Security Interest (other than a Project Encumbrance) whether ranking prior to, pari passu with or behind the security contained in this Charge;

         5.3.2 sell, transfer or otherwise dispose of the Charged Shares or any interest therein or attempt or agree to so dispose (other than pursuant to enforcement of a Project Encumbrance);

         5.3.3 permit any person other than the Chargor or the Chargee or the Chargee's nominee or nominees to be registered as, or become the holder of, the Charged Shares (other than pursuant to enforcement of a Project Encumbrance); or

         5.3.4 vote in favour of a resolution to amend, modify or change the memorandum and articles of association of the Company in any material way;

5.4 save as contemplated by the Agreement and to the extent that the same is within the control of the Chargor, no further shares in the Company will be issued without the prior consent of the Chargee;

5.5 it shall promptly forward to the Chargee all material notices, reports, accounts and other documents relating to the Charged Shares which it may receive from time to time (including all notices of meetings of the shareholders of the Company);

5.6 at any time after the service of an Enforcement Notice it shall exercise all voting and other rights and powers which may at any time be exercisable by the holder of the Charged Shares as the Chargee may in its absolute discretion direct;

5.7 it shall not take or accept any Security Interest from the Company or, in relation to the Secured Obligations, from any third party, without first obtaining the Chargee's written consent;

5.8 unless directed in writing to do so by the Chargee it shall not prove in a liquidation or winding up of the Company until all the Secured Obligations are paid in full and if directed to prove by the Chargee (or if the Chargor otherwise receives any payment or other benefit in breach of this sub-clause or sub-clause 5.7) the Chargor shall hold all monies received by it on trust for the Chargee to satisfy the Secured Obligations; and
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                                       5


5.9 until all of the Secured Obligations have been paid in full, it shall not claim payment whether directly or by set-off, lien, counterclaim or otherwise of any amount which may be or has become due to the Chargor by the Company other than as contemplated and/or expressly permitted by the Agreement.

6        REPRESENTATIONS AND WARRANTIES

The Chargor represents and warrants to the Chargee and undertakes that:

6.1 the Chargor is the absolute sole, legal and beneficial owner of all of the Initial Shares free of all Security Interests, encumbrances, trusts, equities and claims whatsoever (save those under this Charge) and that all of the Initial Shares are fully paid up;

6.2 it is duly incorporated and in good standing under the laws of the jurisdiction in which it is incorporated and has and will at all times have the necessary power to enter into and perform its obligations under this Charge and has duly authorised the execution and delivery of this Charge;

6.3 this Charge constitutes its legal, valid, binding and enforceable obligation and is a first priority security interest over the Charged Shares effective in accordance with its terms;

6.4 the execution, delivery, observance and performance by the Chargor of this Charge will not require the Chargor to obtain any licences, consents or approvals and will not result in any violation to the best of the Chargor's knowledge, of any law, statute, ordinance, rule or regulation applicable to it;

6.5 it has obtained all the necessary authorisations and consents to enable it to enter into this Charge and the necessary authorisations and consents will remain in full force and effect at all times during the substance of the security constituted by this Charge; and

6.6 the execution, delivery, observance and performance by the Chargor of the Charge will not constitute an event of default or trigger any enforcement under any Security Interest in the Chargor's assets nor will it result in the creation of any Security Interest over or in respect of the present or future assets of the Company.

7        ENFORCEMENT NOTICE

7.1 The Chargee may at any time after the occurrence of a Termination Event serve an Enforcement Notice on the Chargor. Unless and until the occurrence of a Termination Event:

         7.1.1 the Chargor shall be entitled to exercise all voting rights attaching to the Charged Shares or any thereof for all purposes not inconsistent with the purposes of this Charge, any of the Secured Obligations, and of the Agreement; and

         7.1.2 the Chargor shall be entitled to receive and retain any and all dividends paid in respect of the Charged Shares or any thereof.

7.2 The Chargor shall forthwith following the occurrence of a Termination Event sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Chargee may, in its absolute discretion, at any time and from time to time specify for enabling or assisting the Chargee:
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         7.2.1    to  perfect  or  improve  its title to and  security  over the
                  Charged Shares;

         7.2.2 to vest the Charged Shares in the Chargee or its nominee or nominees;

         7.2.3 to procure that the Chargee or its nominee or nominees is registered in the Register of Members of the Company in respect of the Charged Shares;

         7.2.4 to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Charged Shares;

         7.2.5    to sell or dispose of the Charged Shares; and/or

         7.2.6 otherwise to enforce any of the rights of the Chargee under or in connection with this Charge.

8        CHARGEE'S RIGHTS AS TO SHARES

At any time after the occurrence of a Termination Event, the Chargee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

8.1 solely and exclusively to exercise all voting rights attaching to the Charged Shares or any thereof and shall exercise such rights in such manner as the Chargee may in its absolute discretion determine; and/or

8.2 solely and exclusively to exercise all other rights and/or powers and/or discretions of the Chargor in, to and under the Charged Shares pursuant to the memorandum and articles of association of the Company; and/or

8.3 to receive and retain all dividends and other distributions made on or in respect of the Charged Shares or any thereof and any such dividends and other distributions received by the Chargor after such time shall be held in trust by the Chargor for the Chargee and be paid or transferred to the Chargee on demand to be applied towards the discharge of the Secured Obligations; and/or

8.4 without notice to, or further consent or concurrence by, the Chargor to sell the Charged Shares or any part thereof by such method, at such place and upon such terms as the Chargee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Chargee may exercise any and all rights attaching to the Charged Shares as the Chargee in its absolute discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; and/or

8.5 to date and deliver the documents delivered to it pursuant to this Charge hereof as it considers appropriate and to take all steps to register the Charged Shares in the name of the Chargee or its nominee or nominees and to assume control as registered owner of the Charged Shares.

9        RECEIVER

At any time after the occurrence of a Termination Event the Chargee may by writing without notice to the Chargor appoint one or more person or persons as the Chargee thinks fit to be a receiver (the "RECEIVER") in relation to the Charged Shares. Where the Chargee appoints two or more persons as Receiver, the Receivers may act jointly or independently.
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9.1      The Receiver may take such action in relation to the enforcement of this Charge including, without limitation, to sell, charge or otherwise dispose of the Charged Shares, to exercise any powers, discretion, voting or other rights or entitlements in relation to the Charged Shares and generally to carry out any other action which he may in his sole discretion deems necessary in relation to the enforcement of this Charge.

9.2 The Receiver shall have, in addition to the other powers set-out in this Clause, the following powers:

         9.2.1 power to take possession of, collect and get in the Charged Shares and, for that purpose, to take such proceedings as may seem to him to be expedient;

         9.2.2 power to raise or borrow money and grant security therefor over the Charged Shares;

         9.2.3    power  to  appoint  an   attorney  or   accountant   or  other
                  professionally   qualified   person  to  assist   him  in  the
                  performance of his functions;

         9.2.4 power to bring or defend any action or other legal proceedings in the name of and on behalf of the Chargor in respect of the Charged Shares;

         9.2.5 power to do all acts and execute in the name and on behalf of the Chargor any document or deed in respect of the Charged Shares;

         9.2.6 power to make any payment which is necessary or incidental to the performance of his functions;

         9.2.7 power to make any arrangement or compromise on behalf of the Chargor in respect of the Charged Shares;

         9.2.8 power to rank and claim in the insolvency or liquidation of the Company and to receive dividends and to accede to agreements for the creditors of the Company;

         9.2.9 power to present or defend a petition for the winding up of the Company; and

         9.2.10 power to do all other things incidental to the exercise of the foregoing powers.

9.3 The Receiver shall be the agent of the Chargor and the Chargor alone shall be responsible for his acts and defaults and liable on any contracts made, entered into or adopted by the Receiver. The Chargee shall not be liable for the Receiver's acts, omissions, negligence or default, nor be liable on contracts entered into or adopted by the Receiver.

10       APPLICATION OF MONIES

10.1 The Chargee (and any Receiver) shall apply the monies received by it as a result of the enforcement of the security:

         10.1.1 first, in payment or satisfaction of the expenses related to enforcement of this security (including without limitation the fees and expenses of the Receiver);

         10.1.2 second, in meeting claims of the Chargee in respect of the Secured Obligations;

         10.1.3   third, in payment of the balance (if any) to the Chargor.

10.2     The Chargee shall not be liable for any loss or damage occasioned by:

         10.2.1 any sale or disposal of the Charged Shares or an interest in the Charged Shares; or

         10.2.2 arising out of the exercise, or failure to exercise, any of its powers under this Charge; or

         10.2.3 any neglect or default to pay any instalment or accept any offer or notify the Chargor of any such neglect or default; or

         10.2.4 any other loss of whatever nature in connection with the Charged Shares.

11       PROTECTION OF PURCHASERS

No purchaser or other person dealing with the Chargee or its delegate shall be bound to see or inquire whether the right of the Chargee to exercise any of its powers has arisen or become exercisable or be concerned with notice to the contrary, or be concerned to see whether the delegation by the Chargee pursuant to the terms of this Charge shall have lapsed for any reason or been revoked.

12       CONTINUING SECURITY AND NON-MERGER

12.1 The security constituted by this Charge shall be continuing and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Secured Obligations or any other matter or thing whatsoever and shall be binding until all the Secured Obligations have been unconditionally and irrevocably paid and discharged in full.

12.2 This Charge is in addition to and shall not merge with or otherwise prejudice or affect any banker's lien, right to combine and consolidate accounts, right of set-off or any other contractual or other right or remedy or any guarantee, lien, pledge, bill, note, charge or other security now or hereafter held by or available to the Chargee.

13       CURRENCY

13.1 For the purpose of, or pending the discharge of, any of the Secured Obligations the Chargee may, in its sole discretion, convert any moneys received, recovered or realised in any currency under this Charge (including the proceeds of any previous conversion under this Clause) from their existing currency of denomination into any other currency at such rate or rates of exchange and at such time as the Chargee thinks fit.

13.2 No payment to the Chargee (whether under any judgment or court order or otherwise) shall discharge the Secured Obligations in respect of which it was made unless and until the Chargee shall have received payment in full in the currency in which such Secured Obligations were incurred and, to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such Secured Obligations expressed in that currency, the Chargee shall have a further separate cause of action against the Chargor and shall be entitled to enforce this Charge to recover the amount of the shortfall.

14       COSTS

The Chargor shall on demand and on a full indemnity basis pay to the Chargee the amount of all reasonable costs and expenses and other liabilities (including stamp duty, and legal and out-of-pocket expenses) which the Chargee incurs in connection with:

14.1 any actual or proposed amendment or waiver or consent under or in connection with this Charge; and/or

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                                       9


14.2     any discharge or release of this Charge; and/or

14.3 the preservation or exercise (or attempted preservation or exercise) of any rights under or in connection with and the enforcement (or attempted enforcement) of this Charge; and/or

14.4 dealing with or obtaining advice about any matter or question arising out of or in connection with enforcing the Chargee's exercise of its rights under this Charge.

15       VARIATION AND AMENDMENT

This Charge shall remain in full force and effect notwithstanding any amendments or variations from time to time of the Agreement and the Promissory Note and no variation of this Charge shall be valid unless it is in writing and signed by or on behalf of each of the parties.

16       ASSIGNMENT

This Charge shall be binding upon and enure to the benefit of each party hereto and its successors in title and permitted assigns.

17       SECURITY OVER RIGHT TO REPAYMENT OF PACRIM LOAN

17.1 The Chargor covenants that, upon the delivery of an Enforcement Notice by the Chargee to the Chargor, where no Project Encumbrance is in existence over the right to repayment of the Pacrim Loan, the Chargor shall immediately execute and deliver as a deed an assignment by way of security of the right to repayment of the Pacrim Loan in the form of the deed of assignment by way of security set out in Schedule 2 and that it shall immediately give notice to the Company of such assignment and procure that the Company shall execute the acknowledgement of notice of assignment by way of security in the form set out in Schedule 3 and deliver an executed original thereof to the Chargee.

17.2 The Chargor covenants that, upon the delivery of an Enforcement Notice by the Chargee to the Chargor, where a Project Encumbrance is in existence over the right to repayment of the Pacrim Loan, the Chargor shall immediately assign to the Chargee all such rights as it has in respect of the right to repayment of the Pacrim Loan (including the equity of redemption in relation to the said Project Encumbrance) and shall promptly give written notice to the beneficiary of the said Project Encumbrance of such assignment.

18       ENTIRE AGREEMENT

This Charge, the Agreement, the Promissory Note and the assignment by way of security set out in clause 17 (when the latter is executed and delivered) constitute the entire agreement and understanding of the parties and supersede any previous agreement between the parties relating to the subject matter of this Charge.

19       FURTHER ASSURANCE

The Chargor shall promptly execute all documents and do all things that the Chargee may reasonably specify for the purpose of (a) securing and perfecting its security over or title to all or any of the Charged Shares, (b) enabling the Chargee to vest all or part of the Charged Shares in its name or in the names of its nominee(s), agent or any purchaser, or (c) securing or perfecting its security over the right to repayment of the Pacrim Loan. The Chargee agrees to use all reasonable endeavours to ensure that any Project Encumbrance has priority over this Charge, and


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                                       10

shall promptly execute all documents and do all things that the Chargor may reasonably specify for that purpose.

20       NOTICES

20.1 Without prejudice to any other method of service of notices and communications provided by law, a demand or notice under this Charge shall be in writing signed by an officer or agent of the Chargee or the Chargor, as the case may be, and may be served on the Chargor or the Chargee, as the case may be, by hand, by post or by facsimile transmission. Any such notice or communication shall be sent to the address or number of the Chargor as set out below:

         Chargor:

         Trend Mining Company
         5439 South Prince Street
         Littleton, Co 80120

         Attention:        Thomas A. Loucks
         Facsimile:        (303) 798-7374

         with a copy (which will not constitute notice) to:

         Holland & Hart
         8390 East Crescent Parkway, Ste 400
         Greenwood Village, CO 80111

         Attention:        Paul Schlauch
         Facsimile:        (303) 290-1606

         with a copy (which will not constitute notice) to:

         Lopez & Ashton
         Enrique Foster Sur 20, Piso 19
         Las Condes-Santiago
         Chile

         Attention:        Cesar A. Lopez
         Facsimile:        (+56 2) 321-9070

         with a copy (which will not constitute notice) to:

         Charles Adams, Ritchie & Duckworth
         Zephyr House
         122 Mary Street
         PO Box 709 GT
         George Town
         Grand Cayman
         Cayman Islands


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                                       11


         Attention:        Alan de Saram
         Facsimile:        (345) 949-8640

         Chargee:

         Pacific Rim Mining Corp.
         Suite 410 - 625 Howe Street
         Vancouver, B.C.
         Canada  V6C 2T6

         Attention:        Kathryn A. Church
         Facsimile:        (604) 689-1978

         with a copy (which will not constitute notice) to:

         Gowling Lafleur Henderson LLP
         Suite 2300, 1055 Dunsmuir Street
         Vancouver, B.C.
         Canada  V7X 1J1

         Attention:        Lawrence W. Talbot
         Facsimile:        (604) 689-8610

20.2 Any such notice or communication given by the Chargee shall be deemed to have been received:

         20.2.1   if   sent  by   facsimile   transmission,   at  the   time  of
                  transmission, or the following Business Day if transmitted after normal business hours;

         20.2.2 if delivered personally, at the time of delivery, or the following Business Day if delivered after normal business hours; and

         20.2.3 if posted, on the second Business Day following the day on which it was properly despatched by mail.

20.3 Any notice given to the Chargee shall be deemed to have been given only upon on actual receipt.

20.4 In proving such service it shall be sufficient to prove that the envelope containing such notice was addressed to the address of the relevant party set out in sub-clause 20.1 (or as otherwise notified by that party hereunder) and delivered either to that address or into the custody of the postal authorities as a pre-paid recorded delivery, registered post or airmail letter, or that the notice was transmitted by fax to the fax number of the relevant party set out in sub-clause
         20.1 (or as otherwise notified by that party hereunder).

21       MISCELLANEOUS

21.1 All sums payable by either party under this Charge shall be paid without any set-off, counterclaim, withholding or deduction whatsoever unless required by law in which event the paying party will simultaneously with making the relevant payment under this

         Charge pay to the receiving party such additional amount as will result in the receipt by the receiving party of the full amount which would otherwise have been receivable and will supply the receiving party promptly with evidence satisfactory to the receiving party that the paying party has accounted to the relevant authority for the sum withheld or deducted.

21.2 No delay or omission on the part of either party in exercising any right or remedy under this Charge shall impair that right or remedy or operate as or be taken to be a waiver of it nor shall any single, partial or defective exercise of any such right or remedy preclude any other or further exercise under this Charge of that or any other right or remedy.

21.3 The parties' rights powers and remedies under this Charge are cumulative and are not, nor are they to be construed as, exclusive of any rights, powers or remedies provided by law or otherwise and may be exercised from time to time and as often as the relevant party deems expedient.

21.4 Any waiver by either party of any terms of this Charge or any consent or approval given by relevant party under it shall be effective only if given in writing and then only for the purpose and upon the terms and conditions (if any) on which it is given.

21.5 If at any time any one or more of the provisions of this Charge is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction neither the legality, validity or enforceability of the remaining provisions of this Charge nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected or impaired as a result.

21.6 Any statement, certificate or determination of the Chargee as to the Secured Obligations or (without limitation) any other matter provided for in this Charge shall, in the absence of manifest error, be conclusive and binding on the Chargor.

21.7 The Chargor shall at all times maintain an agent for service of process in the Cayman Islands. Such agent shall be CARD Corporate Services Ltd. of Zephyr House, 122 Mary Street, PO Box 709 GT, George Town, Grand Cayman, Cayman Islands and any writ, judgment or other notice of legal process shall be sufficiently served on the Chargor if delivered to such agent at its address set out above. The Chargor undertakes not to revoke the authority of the above agent and if, for any reason, such agent no longer serves as agent of the Chargor to receive service of process the Chargor shall promptly appoint another such agent and advise the Chargor of the new agent's name and address for service.

22       LAW AND JURISDICTION

22.1 This Charge is governed by, and shall be construed in accordance with, the law of the Cayman Islands.

22.2 The Chargor irrevocably agrees for the exclusive benefit of the Chargee that the courts of the Cayman Islands shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Charge and for such purposes irrevocably submits to the jurisdiction of such courts.

23       COUNTERPARTS

This Charge may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this Charge has been executed and delivered as a Deed the day and year first above written.

EXECUTED AS A DEED AND DELIVERED by         )
                                            )
TREND MINING COMPANY                        )
                                            )
acting by Thomas A. Loucks                  )  .................................
                                            )
                                            )
                                            )


In the presence of:


______________________Witness

EXECUTED AS A DEED AND DELIVERED by         )
                                            )
PACIFIC RIM MINING CORP.                    )

acting by Catherine McLeod-Seltzer          )  .................................
                                            )
                                            )


In the presence of:

______________________Witness

                                   SCHEDULE 1

       Amount or number of Initial Shares                                      Description of registered Shares
       ----------------------------------                                      --------------------------------


                   12,975,919                                            Ordinary  shares of US$1.00  par value in DMC
                                                                         Cayman Inc., a Cayman  Islands  company of PO
                                                                         Box  309GT,   Ugland  House,  Church  Street,
                                                                         Grand Cayman, Cayman Islands. (the "COMPANY")

                   56,564,767                                            Preference  shares  of  US$1.00  par value in
                                                                         DMC Cayman Inc., a Cayman Islands  company of
                                                                         PO Box 309GT,  Ugland House,  Church  Street,
                                                                         Grand Cayman, Cayman Islands. (the "COMPANY")

                                   SCHEDULE 2

                  FORM OF DEED OF ASSIGNMENT BY WAY OF SECURITY

                      DEED OF ASSIGNMENT BY WAY OF SECURITY

THIS DEED is made on [          ]


BETWEEN:

(1) TREND MINING COMPANY, a corporation organized and existing under the laws of Delaware, (the "SECURITY ASSIGNOR"); and


(2) PACIFIC RIM MINING CORP., a British Columbia company, (the "SECURITY ASSIGNEE").


WHEREAS:

(A) The Security Assignee assigned the right to repayment of the Pacrim Loan (as defined in the Agreement) to the Security Assignor pursuant to a deed of assignment in the form attached hereto (the "ASSIGNMENT").

(B) The Security Assignor has agreed to assign by way of security the rights assigned pursuant to the Assignment to the Security Assignee.

IT IS AGREED as follows:

1        DEFINITIONS AND INTERPRETATION

In this Deed (except where the context otherwise requires) the following words and expressions shall have the following meanings:

         "AGREEMENT"                means the share  purchase  agreement made as
                                    of 20  September,  2005  between the ecurity
                                    Assignor and the Security Assignee;



         "ASSIGNMENT"               has the meaning given in Recital (A);


         "PACRIM LOAN"              has the meaning given in the Agreement; and


         "PROJECT ENCUMBRANCE"      has the meaning given in the Agreement;


         "PROMISSORY NOTE"          means  the   promissory   note  made  on  20
                                    September, 2005 by the Security Assignor in favour of the Security Assignee.

2        ASSIGNMENT

The Security Assignor hereby assigns by way of security for the obligations of the Security Assignor under the Agreement and the Promissory Note, the right to repayment of the Pacrim

Loan to the Security Assignee free and clear of any liens or other third party rights. This assignment is to take effect as an absolute assignment (subject to the equity of redemption).

3        ACKNOWLEDGEMENT OF ASSIGNMENT

The Security Assignee acknowledges the assignment pursuant to clause 2 above.

4        NOTICE TO COMPANY

The Security Assignee hereby undertakes to give express notice in writing of this assignment by way of security to the Company.

5        COVENANTS OF THE SECURITY ASSIGNOR

The Security Assignor shall promptly take all necessary steps (i) to enter details of the security interest created by this Deed in the relevant register of the Security Assignor (as applicable) and (ii) to make all filings required by applicable law in respect of such security interest.

6        GOVERNING LAW

This Deed is governed by, and shall be construed in accordance with, the law of the Cayman Islands.

7        COUNTERPARTS

This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this Deed has been executed and delivered as a Deed the day and year first above written.


EXECUTED AS A DEED AND DELIVERED by         )
                                            )
TREND MINING COMPANY                        )
                                            )
acting by [           ]                     )  .................................
                                            )
                                            )
                                            )


In the presence of:


______________________Witness

EXECUTED AS A DEED AND DELIVERED by         )
                                            )
PACIFIC RIM MINING CORP.                    )

acting by Catherine McLeod-Seltzer          )  .................................
                                            )
                                            )


In the presence of:

______________________Witness

                               FORM OF ASSIGNMENT
                               ------------------

THIS ASSIGNMENT is made on 20 September, 2005


BETWEEN:

(1) PACIFIC RIM MINING CORP., a British Columbia company, (the "ASSIGNOR"); and

(2) TREND MINING COMPANY, a corporation organized and existing under the laws of Delaware, (the "ASSIGNEE").

WHEREAS:

(C) Pursuant to the Agreement (as defined below), the Assignee has agreed to acquire the Pacrim Loan (as defined in the Agreement) subject to the terms and conditions set out in the Agreement.

(D) Pursuant to the Agreement, the Assignor hereby enters into this assignment of the right to repayment of the Pacrim Loan.

IT IS AGREED as follows:

1        DEFINITIONS AND INTERPRETATION

In this Assignment (except where the context otherwise requires) the following words and expressions shall have the following meanings:

         "AGREEMENT"                means the share purchase agreement made as
                                    of  20 September,  2005 between the
                                    Assignor and the Assignee;

         "COMPANY"                  means DMC Cayman Inc., an exempted company
                                    incorporated in the Cayman Islands; and


         "PACRIM LOAN"              has the meaning given in the Agreement.

2        ASSIGNMENT

         The Assignor hereby assigns the right to repayment of the Pacrim Loan to the Assignee free and clear of any liens or other third party rights. This assignment is to take effect as an absolute assignment (and not by way of charge only).

3        ACKNOWLEDGEMENT OF ASSIGNMENT

         The Assignee acknowledges the assignment pursuant to clause 2 above.

4        NOTICE TO COMPANY

         The Assignor hereby undertakes to deliver a copy of this Assignment to the Company.

5        GOVERNING LAW

         This Assignment is governed by, and shall be construed in accordance with, the law of the Cayman Islands.

6        COUNTERPARTS

         This Assignment may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this Assignment has been executed and delivered as a Deed the day and year first above written.


EXECUTED AS A DEED AND DELIVERED by         )
                                            )
PACIFIC RIM MINING CORP.                    )

acting by Catherine McLeod-Seltzer          )  .................................
                                            )
                                            )


In the presence of:

______________________Witness




EXECUTED AS A DEED AND DELIVERED by         )
                                            )
TREND MINING COMPANY                        )
                                            )
acting by Thomas a. Loucks                  )  .................................
                                            )
                                            )
                                            )

In the presence of:


______________________Witness

                                   SCHEDULE 3

           ACKNOWLEDGEMENT OF NOTICE OF ASSIGNMENT BY WAY OF SECURITY

To:      Pacific Rim Mining Corp.
         Suite 410, 625 Howe Street
         Standard Life Building

         PO Box 28
         Vancouver, B.C.
         Canada V6C 2T6

DMC Cayman Inc. hereby acknowledges that it has received express notice in writing of the assignment by way of security by Trend Mining Company to Pacific Rim Mining Corp. of the right to repayment of the Pacrim Loan (as defined in the Share Purchase Agreement between Trend Mining Company and Pacific Rim Mining Corp.).

DMC CAYMAN INC.

By: ____________________

Title:___________________

Date:___________________